SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 30, 2004

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (763) 764-7600

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is filed as part of this report:

99.1	Press release of General Mills, Inc. dated June 30, 2004

Item 12.	Results of Operations and Financial Condition

On June 30, 2004, General Mills, Inc. issued a press release reporting financial results for its fourth quarter and fiscal year ended May 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2004

GENERAL MILLS, INC.
By: /s/ Siri S. Marshall Name: Siri S. Marshall Title: Senior Vice President, General Counsel

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release of General Mills, Inc. dated June 30, 2004.